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                                                                 EXHIBIT 10.40.6

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Fifth Amendment ("Amendment") to Loan and Security Agreement, dated as of July 28, 1999, among L.A. T SPORTSWEAR, INC. ("Borrower"), MELLON BANK, N.A., as Agent ("Agent") and MELLON BANK, N.A. ("Mellon") and the financial institutions now or hereafter a party to the Loan Agreement (as defined below) and listed on Schedule "A" attached thereto and made a part thereof (as such Schedule may be amended, modified or replaced from time to time), in their capacity as lenders (Mellon and the other financial institutions are individually referred to as "Lender" and collectively as "Lenders").


                                   BACKGROUND

         A. On or about April 29, 1996, the parties hereto entered into a Loan and Security Agreement (as amended, supplemented, or modified from time to time "Loan Agreement") and related agreements, instruments and documents, pursuant to which Lenders established a Revolving Credit for the benefit of Borrower. All capitalized terms used but not defined herein shall have the meaning given to such term in the Loan Agreement.

         B. Borrower and Lenders desire to modify certain terms and conditions of the Loan Documents as more fully set forth herein.


                              TERMS AND CONDITIONS

         NOW, THEREFORE, with the foregoing background hereinafter incorporated by reference as if set forth more fully below, the parties hereto, intending to be legally bound hereby, promise and agree as follows:

         1. Section 1 of the Loan Agreement is hereby amended by deleting the definition of Revolving Credit Limit in its entirety and replacing it with the following:

                      Revolving Credit Limit - $17,000,000.

         2. Conditions to Closing: Agent's and Lenders' obligation to enter into this Amendment are subject to the following conditions having been satisfied in full to Agent's and Lenders' satisfaction:

                  (a)      Execution and delivery of this Amendment to Agent;

                  (b) Delivery of a certification by the Chief Executive Officer of Borrower that there has not occurred any material adverse change, since April 20, 1999, in the operations and condition (financial or otherwise) of Borrower;


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                  (c)      Delivery of such other documentation or documents as
Agent may reasonable require;

                  (d) No Event of Default shall have occurred under the Loan Agreement and be continuing and no event shall have occurred which with the passage of time, the giving of notice or both would constitute an Event of Default under the Loan Agreement; and

                  (e) Payment or reimbursement to Agent for all expenses incurred by Agent or Lenders to analyze, prepare and negotiate and conclude this Amendment and all related agreements and transactions described herein (including, without limitation, attorneys' fees and costs).

         3. CONFIRMATION OF INDEBTEDNESS: Borrower hereby acknowledges and confirms that as of the close of business on July 28, 1999, it is indebted to Lenders under the Loan Documents, in the aggregate principal amount of Thirteen million, six hundred fifty-five thousand, eight hundred twenty nine and 45/100 Dollars ($13,655,829.45), comprised of $13,297,996.94 outstanding with respect to the Revolving Credit Loans and $357,832.51 representing the face value of issued and outstanding Letters of Credit issued for the benefit of Borrower, plus all fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Loan Documents, without defense, setoff, claim or counterclaim, of any nature.

         4. CONFIRMATION OF SECURITY INTEREST: Borrower hereby confirms that all Collateral, liens, and security interests at any time granted by Borrower to Agent for the benefit of Lenders, shall continue unimpaired and in full force and effect and shall continue to cover and secure the Obligations of Borrower to Lenders to the full extent set forth in the Loan Agreement, as amended hereby. All Collateral remains free and clear of any Liens other than Permitted Liens or Liens in favor of Agent for the benefit of Lenders. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Agent's existing security interest in and Liens upon the Collateral.

         5. REPRESENTATION AND WARRANTIES: Borrower represents and warrants to Lender that:

                  (a) All warranties and representations made to Agent and/or Lenders under the Loan Agreement are true and correct as of the date hereof, except those warranties and representations made in Section 5.2 of the Loan Agreement relating to those locations which have been closed;

                  (b) The execution and delivery by Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate or partnership action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Borrower is a party or by which the Property of Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or undertaking or result in the imposition of any lien, charge or incumbrance of any nature on any Property of Borrower;


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                  (c)      This Amendment and any assignment, instrument,
document, or agreement executed and delivered in connection herewith, will be valid, legal, binding and enforceable in accordance with the respect of terms; and

                  (d) No Event of Default has occurred under the Loan Agreement and that no event has occurred which with the passage of time, the giving of notice or both would constitute an Event of Default under the Loan Agreement.

         6. INCORPORATION: The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Loan Agreement, the terms and provisions of which, unless expressly modified herein, are hereby ratified and confirmed and continue unchanged and in full force and effect. Any future reference to the Loan Agreement shall mean the Loan Agreement as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Loan Agreement, the terms and provisions hereof shall control. All other terms and provisions of the Loan Agreement unless expressly modified herein shall remain in full force and effect.

         7. NO MODIFICATION: No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         8. WAIVER: Nothing herein shall be construed to constitute a waiver of any breach of any representation, warranty or covenant made or agreed to by Borrower under the Loan Documents as amended hereby, and all of Agent's and Lenders' claims and rights resulting from any such breach or misrepresentation by Borrower, are expressly reserved by Agent and Lenders.

         9. GOVERNING LAW: This terms and provisions of this Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         10. COUNTERPARTS: This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment the date first above written.


                                       MELLON BANK, N.A., as Agent and Lender


                                       By:  /s/ Roger Attix
                                            ---------------------------------
                                            Roger Attix
                                            Vice President


                                       L.A. T SPORTSWEAR, INC.


                                       By:  /s/ Isador Mitzner
                                            ---------------------------------
                                       Name: Isador Mitzner
                                       Title:   C.F.O.


                                       Attest: /s/ John Hankinson
                                              -------------------------------
                                       Name: John Hankinson
                                       Title:   C.F.O.